Filed Pursuant to 497(c)
1933 Act File Nos. 002-93131, 033-36065
1940 Act File Nos. 811-04044, 811-06673

PROSPECTUS	MAY 1, 2015

PARNASSUS FUNDS®

Parnassus FundSM

Investor Shares - PARNX

Institutional Shares - PFPRX

Parnassus Core Equity FundSM

Investor Shares - PRBLX

Institutional Shares - PRILX

Parnassus Endeavor FundSM

Investor Shares - PARWX

Institutional Shares - PFPWX

Parnassus Mid Cap FundSM

Investor Shares - PARMX

Institutional Shares - PFPMX

Parnassus Asia FundSM

Investor Shares - PAFSX

Institutional Shares - PFPSX

Parnassus Fixed Income FundSM

Investor Shares - PRFIX

Institutional Shares - PFPLX

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus • 2015	PARNASSUS FUNDS

SUMMARY SECTION

Parnassus Fund

Investment Objective

The Parnassus Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fund.

Parnassus Fund
Annual Fund Operating Expenses (%)	Investor Shares	Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63	0.63
Distribution (12b-1) Fees	None	None
Other Expenses	0.21	0.14	[1]
Service Fees	0.07	None
All remaining other expenses	0.14	0.14
Total Annual Fund Operating Expenses	0.84	0.77

[1]	Other expenses have been estimated based on actual expenses of the Investor Shares during the fiscal year ended December 31, 2014.

For additional information about the Parnassus Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$86	$268	$466	$1,037
Institutional Shares	$79	$246	$428	$954

Portfolio Turnover

The Parnassus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.4% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fund invests in undervalued stocks. This Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are therefore, in the opinion of the Fund’s investment adviser (Adviser), deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value. The Parnassus Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund may purchase foreign securities directly on foreign markets. The Fund avoids investing in companies engaged in the extraction, exploration, production, manufacturing or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and

PARNASSUS FUNDS	Prospectus • 2015

governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.9% (quarter ended September 30,
2009), and the lowest return for a quarter was a loss of 26.6%
(quarter ended December 31, 2008).

Below is a table comparing the performance of the Parnassus
Fund’s two share classes with that of the S&P 500 Index and the
Lipper Multi-Cap Core Average. Figures are average annual
returns for the one-, five- and ten-year periods ended
December 31, 2014. The table is intended to demonstrate the
risk of investing in the Parnassus Fund by showing how the
Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the
S&P 500 Index, and a group of similar mutual funds, the Lipper
Multi-Cap Core Average, and also how the Fund’s performance
varies from year to year.

Prospectus • 2015	PARNASSUS FUNDS

Parnassus Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	14.68	16.55	9.99
Return after Taxes on Distributions	12.30	14.54	8.89
Return after Taxes on Distributions and Sale of Fund Shares	10.23	13.28	8.14

Institutional Shares
Return before Taxes	14.68	16.55	9.99
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.68	15.42	7.66
Lipper Multi-Cap Core Average	9.98	13.90	7.17

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a portfolio manager of the Fund since its inception in 1984. He is also President and a Trustee of the Parnassus Funds.

Ian Sexsmith is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2015

Parnassus Core Equity Fund

Investment Objective

The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Core Equity Fund.

Parnassus Core Equity Fund
Annual Fund Operating Expenses (%)	Investor Shares	Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60	0.60
Distribution (12b-1) Fees	None	None
Other Expenses	0.27	0.07
Service Fees	0.20	None
All remaining other expenses	0.07	0.07
Total Annual Fund Operating Expenses	0.87	0.67

For additional information about the Parnassus Core Equity Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Core Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$89	$278	$482	$1,073
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Parnassus Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.3% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments (i.e., “cash” or cash equivalents). The Parnassus Core Equity Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000 Index measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund may purchase foreign securities directly on foreign markets. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Fund’s investment adviser (Adviser) believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team.

Prospectus • 2015	PARNASSUS FUNDS

Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Core Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Core Equity Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.7% (quarter ended June 30, 2009), and the lowest return for a quarter was a loss of 19.2% (quarter ended December 31, 2008).

Below is a table comparing the performance of the Parnassus
Core Equity Fund’s two share classes with that of the S&P 500
Index and the Lipper Equity Income Fund Average. Figures are
average annual returns for the one-, five- and ten-year periods ended December 31, 2014. The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the
S&P 500 Index, and a group of similar mutual funds, the Lipper
Equity Income Fund Average, and also how the Fund’s
performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2015

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	14.48	14.74	10.24
Return after Taxes on Distributions	13.63	13.93	9.03
Return after Taxes on Distributions and Sale of Fund Shares	8.87	11.84	8.06

Institutional Shares
Return before Taxes	14.71	14.95	10.42
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.68	15.42	7.66
Lipper Equity Income Fund Average	9.77	13.29	7.23

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Core Equity Fund—Institutional Shares were incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Core Equity Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a portfolio manager of the Fund since 2001. He is also a Vice President of the Parnassus Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

Prospectus • 2015	PARNASSUS FUNDS

Parnassus Endeavor Fund

Investment Objective

The Parnassus Endeavor Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Endeavor Fund.

Parnassus Endeavor Fund
Annual Fund Operating Expenses (%)	Investor Shares		Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77		0.77
Distribution (12b-1) Fees	None		None
Other Expenses	0.25		0.10	[1]
Service Fees	0.15		None
All remaining other expenses	0.10		0.10
Total Annual Fund Operating Expenses	1.02		0.87
Expense Reimbursement	0.07		0.04
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95	[2]	0.83	[2]

[1]	Other expenses have been estimated based on actual expenses of the Investor Shares during the fiscal year ended December 31, 2014.

[2]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund—Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Endeavor Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Endeavor Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$97	$318	$556	$1,241
Institutional Shares	$85	$274	$478	$1,069

Portfolio Turnover

The Parnassus Endeavor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.5% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Endeavor Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in companies believed by the Fund’s investment adviser (Adviser) to provide good workplaces for their employees. Companies with good workplaces usually are able to recruit and retain better employees, and perform at a higher level than competitors in terms of innovation, productivity, customer loyalty and profitability. While no company is perfect, the Adviser makes a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, employee satisfaction and engagement, pay and benefits, family-friendly policies, and support for volunteerism and philanthropy. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Endeavor Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund may purchase foreign securities directly on foreign markets. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund avoids investing in companies engaged in the extraction, exploration, production, manufacturing or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. To determine a company’s prospects, the Adviser reviews the company’s

PARNASSUS FUNDS	Prospectus • 2015

income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Endeavor Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Endeavor Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 26.7% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 24.4% (quarter ended
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Endeavor Fund’s two share classes with that of the S&P 500
Index and the Lipper Multi-Cap Core Average. Figures are
average annual returns for the one- and five-year periods ended
December 31, 2014 and since inception (April 29, 2005). The
table is intended to demonstrate the risk of investing in the
Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the S&P 500 Index, and a group of similar mutual funds, the Lipper Multi-Cap Core Average, and also how the
Fund’s performance varies from year to year.

Prospectus • 2015	PARNASSUS FUNDS

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	18.51	16.08	12.07
Return after Taxes on Distributions	16.70	14.72	11.10
Return after Taxes on Distributions and Sale of Fund Shares	11.94	12.95	9.88

Institutional Shares
Return before Taxes	18.51	16.08	12.07
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.68	15.42	8.39
Lipper Multi-Cap Core Average	9.98	13.90	7.97

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Endeavor Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Endeavor Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Jerome L. Dodson has been the Portfolio Manager of the Parnassus Endeavor Fund since its inception in 2005. He is also President and a Trustee of the Parnassus Funds.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2015

Parnassus Mid Cap Fund

Investment Objective

The Parnassus Mid Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Mid Cap Fund.

Parnassus Mid Cap Fund
Annual Fund Operating Expenses (%)	Investor Shares		Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74		0.74
Distribution (12b-1) Fees	None		None
Other Expenses	0.35		0.20	[1]
Service Fees	0.15		None
All remaining other expenses	0.20		0.20
Total Annual Fund Operating Expenses	1.09		0.94
Expense Reimbursement	0.10		0.09
Total Annual Fund Operating Expenses After Expense Reimbursement	0.99	[2]	0.85	[2]

[1]	Other expenses have been estimated based on actual expenses of the Investor Shares during the fiscal year ended December 31, 2014.

[2]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund—Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Mid Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Mid Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first two years and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$101	$326	$581	$1,310
Institutional Shares	$87	$281	$502	$1,137

Portfolio Turnover

The Parnassus Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.6% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Mid Cap Fund normally invests at least 80% of its net assets in mid-sized companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $211 million and $39 billion as of March 31, 2015) measured at the time of purchase. The Russell Midcap Index includes approximately 800 of the smallest companies in the Russell 1000 Index. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and may invest up to 20% of its assets in foreign securities of similar companies. The Fund may purchase foreign securities directly on foreign markets. Using a value-oriented investment process, the Fund seeks to invest in equity securities that have the potential for long-term capital appreciation. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to

Prospectus • 2015	PARNASSUS FUNDS

the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Mid Cap Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Small- and Mid-Capitalization Company Risk. The Fund invests primarily in mid-capitalization companies and may also invest in small-capitalization companies, both of which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, smaller capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Mid Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 18.3% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 22.0% (quarter ended
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Mid Cap Fund’s two share classes with that of the Russell
Midcap Index and the Lipper Mid-Cap Core Average. Figures
are average annual returns for one- and five-year periods ended
December 31, 2014 and since inception (April 29, 2005). The
table is intended to demonstrate the risk of investing in the
Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Russell Midcap Index, and a group of similar mutual funds, the Lipper Mid-Cap Core Average, and also how
the Fund’s performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2015

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	11.24	15.72	9.62
Return after Taxes on Distributions	10.74	14.89	8.99
Return after Taxes on Distributions and Sale of Fund Shares	6.77	12.70	7.80

Institutional Shares
Return before Taxes	11.24	15.72	9.62
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	10.29
Lipper Mid-Cap Core Average	8.24	14.61	8.94

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Mid Cap Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Mid Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has served as a portfolio manager of the Fund since 2008.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

Prospectus • 2015	PARNASSUS FUNDS

Parnassus Asia Fund

Investment Objective

The Parnassus Asia Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Asia Fund.

Parnassus Asia Fund
Annual Fund Operating Expenses (%)	Investor Shares		Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10		1.10
Distribution (12b-1) Fees	None		None
Other Expenses	2.43		2.38	[1]
Service Fees	0.05		None
All remaining other expenses	2.38		2.38
Total Annual Fund Operating Expenses	3.53		3.48
Expense Reimbursement	2.28		2.26
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25	[2]	1.22	[2]

[1]	Other expenses have been estimated based on actual expenses of the Investor Shares during the fiscal year ended December 31, 2014.

[2]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Parnassus Asia Fund— Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Asia Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Asia Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$127	$871	$1,636	$3,650
Institutional Shares	$124	$858	$1,613	$3,606

Portfolio Turnover

The Parnassus Asia Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.4% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Parnassus Asia Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Asian companies. Asian companies are companies domiciled or headquartered in Asia, companies that have a substantial amount of business in Asia, or companies whose primary trading markets for their securities are located in Asia. Sometimes these companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including ADRs and ADSs. The Fund may purchase securities directly on foreign markets. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Many Asian markets are considered to be emerging markets. The Parnassus Asia Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests principally in stocks of Asian companies that the Fund’s investment adviser (Adviser) believes are financially sound and have good prospects for the future. The companies in which the Fund invests must, in the opinion of the Adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. To determine a

PARNASSUS FUNDS	Prospectus • 2015

company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s competitive position and management team. Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Asia Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in Asia and other parts of the world. The Fund’s holdings can vary significantly from broad stock market indices.

■

Foreign Securities Risk. The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

■

Emerging Markets Risk. Many Asian countries are considered to be emerging markets. There may be less publicly available information about companies in emerging markets, and the stock exchanges and brokerage industries of emerging markets do not have the same level of government oversight as do those in the U.S. The securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the U.S.

■

Geographic Concentration Risk. The Fund’s investments are concentrated in a specific geographical region and thus, may be more adversely affected by events in that region than investments of a fund that does not have such a regional focus. For example, economic, political and social instability and foreign investment and exchange controls may disproportionately and adversely impact Asia.

■

Foreign Currency Risk. When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions, since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

Prospectus • 2015	PARNASSUS FUNDS

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Asia Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 6.6% (quarter ended March 31, 2014), and the
lowest return for a quarter was a loss of 3.4% (quarter
ended September 30, 2014).

Below is a table comparing the performance of the Parnassus
Asia Fund’s two share classes with that of the MSCI AC Asia
Pacific Index and the Lipper Asia Pacific Region Average.
Figures are average annual returns for the one-year period
ended December 31, 2014 and since inception (Investor Shares incepted on April 30, 2013 and Institutional Shares incepted on April 30, 2015). The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s
average annual total returns, before and after taxes, compare with a broad measure of market performance, the MSCI AC
Asia Pacific Index, and a group of similar mutual funds, the
Lipper Asia Pacific Region Average, and also how the Fund’s
performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2015

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	7.84	7.41
Return after Taxes on Distributions	7.56	7.23
Return after Taxes on Distributions and Sale of Fund Shares	4.66	5.66

Institutional Shares
Return before Taxes	7.84	7.41
MSCI AC Asia Pacific Index (reflects no deduction for fees, expenses or taxes)	0.39	1.18
Lipper Asia Pacific Region Average	0.60	-0.54

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Asia Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund—Investor Shares, which were incepted on April 30, 2013, and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Asia Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Asia Fund and has been a portfolio manager of the Fund since its inception on April 30, 2013. He is also President and a Trustee of the Parnassus Funds.

Billy J. Hwan is a Portfolio Manager of the Parnassus Asia Fund and has served in this capacity since July 1, 2014.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For more information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

Prospectus • 2015	PARNASSUS FUNDS

Parnassus Fixed Income Fund

Investment Objective

The Parnassus Fixed Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fixed Income Fund.

Parnassus Fixed Income Fund
Annual Fund Operating Expenses (%)	Investor Shares		Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50		0.50
Distribution (12b-1) Fees	None		None
Other Expenses	0.28		0.15	[1]
Service Fees	0.13		None
All remaining other expenses	0.15		0.15
Total Annual Fund Operating Expenses	0.78		0.65
Expense Reimbursement	0.10		0.07
Total Annual Fund Operating Expenses After Expense Reimbursement	0.68	[2]	0.58	[2]

[1]	Other expenses have been estimated based on actual expenses of the Investor Shares during the fiscal year ended December 31, 2014.

[2]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund—Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Fixed Income Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$69	$239	$423	$957
Institutional Shares	$59	$201	$355	$804

Portfolio Turnover

The Parnassus Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.6% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fixed Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed income instruments. Fixed income instruments may include, but are not limited to, U.S. Treasuries and Agency debt, debt of government-related entities, corporate bonds, commercial and residential mortgage-backed securities, convertible bonds and asset-backed securities. The Fund invests mainly in domestic securities, and to a lesser extent may also invest in U.S. dollar denominated foreign securities. The Fund may purchase foreign securities directly on foreign markets. The Fund’s investment adviser (Adviser) also takes environmental, social and governance factors into account when making investment decisions. The Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely rated at least BBB- by Standard & Poor’s Rating Group (“S&P”) or at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”)) or, if unrated, have been determined by the Adviser to be of similar economic quality. Additionally, at least 65% of the Fund’s total net assets will normally be invested in fixed income securities rated “A” or better by Moody’s or S&P. At any given time, up to 20% of the portfolio may be invested in non-investment grade fixed income securities (otherwise known as “high-yield” or “junk bonds”) or unrated fixed income securities determined by the Adviser to be of similar economic quality. Non-investment grade and

PARNASSUS FUNDS	Prospectus • 2015

unrated securities are more risky than investment-grade securities. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective. The Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. As of March 31, 2015, the dollar-weighted average maturity of the Fund’s portfolio was 5.82 years.

Principal Risks

All investments involve risk, and investing in the Parnassus Fixed Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Interest Rate Risk. In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down.

■	Credit Risk. There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency.

■

Market Risk. A security’s value may also be affected by market activity or by supply and demand. If the Fund is unable to find buyers for a given security, this can have a negative effect on the Fund’s net asset value.

■

Non-Investment Grade Risk and Unrated Bond Risk. Non-investment grade bonds (otherwise known as “high-yield” or “junk bonds”) and bonds that have not been rated by a nationally recognized statistical rating organization carry additional credit risk and are considered to be less safe than investment-grade bonds.

■

Mortgage-Backed Securities Risk. Mortgage-backed securities are defined as obligations with pools of mortgages providing collateral, interest income and principal repayment. Such securities can be originated by private institutions or government sponsored enterprises, like Fannie Mae and Freddie Mac, and the underlying mortgages can be either commercial or residential. Mortgage-backed securities, like all fixed income investments, have interest rate and credit risk. However, these securities also have extension and prepayment risk. Extension risk is the risk that a rise in interest rates or lack of refinancing opportunities can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities. This would increase the Fund’s sensitivity to rising rates and its potential for price declines. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce the Fund’s share price and income distribution.

■

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying security. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

■

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

■	Information Risk. The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

■	Management Risk. The Adviser may be wrong in its assessment of a security’s value and the Fund’s holdings may not reach what the Adviser believes are their full values.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Prospectus • 2015	PARNASSUS FUNDS

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.4% (quarter ended September 30,
2009), and the lowest return for a quarter was a loss of 2.1%
(quarter ended December 31, 2010).

Below is a table comparing the performance of the Parnassus
Fixed Income Fund’s two share classes with that of the Barclays
U.S. Aggregate Bond Index and the Lipper A-Rated Bond Fund
Average. Figures are average annual returns for the one-, five-
and ten-year periods ended December 31, 2014. The table is
intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before
and after taxes, compare with a broad measure of market
performance, the Barclays U.S. Aggregate Bond Index, and a
group of similar mutual funds, the Lipper A-Rated Bond Fund
Average, and also how the Fund’s performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2015

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2014)
Investor Shares
Return before Taxes	4.49	3.48	4.35
Return after Taxes on Distributions	3.75	2.81	3.38
Return after Taxes on Distributions and Sale of Fund Shares	3.14	2.85	3.29

Institutional Shares
Return before Taxes	4.49	3.48	4.35
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97	4.45	4.71
Lipper A-Rated Bond Fund Average	7.66	5.74	4.74

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Fixed Income Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fixed Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since 2013.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 21 of the prospectus.

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Additional Summary Information

Purchase and Sale of Fund Shares

The minimum initial purchase for the Investor Shares is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Institutional Shares is $100,000. The minimum subsequent investment is $50 per Fund. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 28 of the prospectus.

Tax Information

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For additional information, please see “Distribution Agreement,” “Distribution Plan and Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the statement of additional information.

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Investment Objectives and Policies and Non-Principal Risks

Equity Funds

Selection Process for Equity Securities

“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants and American Depositary Receipts. In general, the Adviser uses three basic criteria in identifying equity securities eligible for a Fund’s portfolio:

1.	the security is selling at a price below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value as calculated by the Adviser;

2.	the issuer, in the Adviser’s view, is financially sound with good prospects for the future; and

3.	the company, in the Adviser’s judgment, meets the responsible investment criteria described below.

Once a security is purchased, the Adviser may continue to hold it even if it is no longer undervalued.

Under normal circumstances, each of the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e., “cash” or cash equivalents).

Parnassus Fund

The Parnassus Fund seeks capital appreciation through investing mainly in domestic stocks of any size, from smaller firms to larger, well-established companies. The Adviser can change the composition of the portfolio between smaller, medium and larger companies depending on the Adviser’s view of the economic environment and the markets, with the goal of capital appreciation. The Parnassus Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will eventually come back into favor and increase in market value.

Parnassus Core Equity Fund

The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. As an operating policy, at least 75% of the Fund’s total assets will normally be invested in equity securities that pay a dividend or interest. The remaining 25% of the Fund’s total assets may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future.

Parnassus Endeavor Fund

The Parnassus Endeavor Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies believed by the Adviser to provide good workplaces for their employees. The Adviser will make a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, good two-way communication, equitable pay and benefits, family-friendly policies and support for volunteerism and charitable contributions to the community. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation. The Adviser will conduct its own research to select companies for inclusion in the Fund, but the Adviser will also rely on outside sources, as deemed appropriate from time to time, including, but not limited to, the annual Fortune magazine survey, “The 100 Best Companies to Work For,” the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers,” and the Great Place to Work Institute. Milton Moskowitz, coauthor of the annual Fortune magazine survey and co-originator of the annual Working Mother magazine survey, is a consultant to the Adviser and assists the portfolio manager in evaluating the workplaces of potential Fund investments. (Fortune magazine, Working Mother magazine and the Great Place to Work Institute are not affiliated with the Funds and have no role in the management of any of the Funds.)

Parnassus Mid Cap Fund

The Parnassus Mid Cap Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in mid-sized companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $211 million and

Prospectus • 2015	PARNASSUS FUNDS

$39 billion as of March 31, 2015) measured at the time of purchase. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term growth. While mid-capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

Parnassus Asia Fund

The Parnassus Asia Fund seeks capital appreciation through investing principally (normally at least 80% of its net assets) in companies located in Asia, which includes, Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. The companies may be of any size, from smaller firms to larger, well-established companies. The Adviser can change the composition of the portfolio between smaller, medium and larger companies depending on the Adviser’s view of the economic environment and the markets, with the goal of capital appreciation. The Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

Fixed Income Fund

Selection Process for Fixed Income Securities

In general, the Adviser uses the following methodology to select securities for the Parnassus Fixed Income Fund:

1.	A macroeconomic view is formulated for the next three to five years. Important factors considered during the review process include key economic indicators, monetary and fiscal policies, and changes in market-implied growth expectations.

2.	The fixed income market is reviewed for sector-specific risks, relative historical performance and expected future performance. As part of the market review, the Adviser considers market risk and credit risk.

3.	Based on the findings of the economic and market review, the Adviser determines the optimal sector allocations relative to the benchmark index.

4.	Finally, the Adviser selects securities that meet the duration, asset class and sector targets established in the previous steps. A thorough review is completed to analyze the following key criteria for each investment: credit quality, absolute and relative yields, and valuation.

Parnassus Fixed Income Fund

The investment objective of the Parnassus Fixed Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed income instruments. The Parnassus Fixed Income Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely, rated at least BBB- by S&P or at least Baa3 by Moody’s), or, if unrated, have been determined by the Adviser to be of similar economic quality. The Parnassus Fixed Income Fund ordinarily will have at least 65% of its net assets in fixed income securities rated “A” or better by S&P or Moody’s. The Adviser considers “A” rated bonds to be bonds with an S&P rating of A-, A and A+, or an equivalent rating from Moody’s. Securities rated BBB- or Baa3 are considered investment grade, but unlike securities rated A or better, they may have speculative elements about them. Up to 20% of the portfolio may be invested in non-investment grade securities, otherwise known as “high yield” or “junk” bonds. Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities need not have a rating. See Annex A in the statement of additional information for a description of bond ratings.

The Parnassus Fixed Income Fund invests primarily in investment-grade securities. Because of this emphasis on quality and safety, the Fund’s yield may not be as high as it otherwise might be.

The Fund may also invest in mortgage-backed securities, unrated securities and convertible securities, which may or may not be investment grade, and other non-investment grade securities (non-investment grade securities are also known as “high-yield” or “junk” bonds). Specifically, the Fund may, as an operating policy, invest up to 20% of its assets in non-investment grade bonds, or securities determined by the Adviser to be of equal credit quality. These investments are considered more risky due to their non-investment grade status. The holders of non-investment grade bonds are typically compensated for the increased risk by higher available yields. The Fund may also invest in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Convertible securities may not have an investment-grade rating and only need a rating of B- or better, or,

PARNASSUS FUNDS	Prospectus • 2015

if unrated, must have been determined by the Adviser to be of comparable credit quality. If these instruments are converted into stock, the Fund may hold the stock until sale.

The Parnassus Fixed Income Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds, as well as securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include, on a non-principal basis, derivative securities such as collateralized mortgage obligations and asset-backed securities.

For temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest a substantial portion of its assets in short-term, money-market instruments. To the extent that the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.

Responsible Investment Policy

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes environmental, social and governance factors into account in making investment decisions. The Funds seek to invest in companies with positive performance on Environmental, Social and Governance (“ESG”) criteria. The ESG factors the Adviser evaluates include:

■	Corporate governance and business ethics

■	Employee benefits and corporate culture

■	Stakeholder relations

■	Product

■	Customers and supply chain

■	Environmental impact

No company is perfect in all these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria. With regard to the Parnassus Asia Fund, the Adviser will take into consideration factors specific to the local markets in which the Asia Fund invests when making these value judgments. With regard to the Parnassus Fixed Income Fund, the Adviser will take into consideration factors specific to fixed income investments when making these value judgments. The Asia Fund and the Fixed Income Fund may invest in securities that are appropriate based on their specific criteria, but that may not be appropriate for the U.S. equity funds.

The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Parnassus Fund and the Parnassus Endeavor Fund avoid investing in companies engaged in the extraction, exploration, production, manufacturing or refining of fossil fuels; each Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.

The responsible investment criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ responsible investment criteria and still enable the Funds to provide a competitive rate of return.

Other Policies and Non-Principal Risks

In addition to the principal risks under the caption “Summary Section,” there are risks related to the Funds’ investment in money-market securities. For temporary purposes, a Fund may invest a portion of its assets in money-market instruments. A Fund may also invest up to 2% of its assets in community-development loan funds. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

Each of the Funds may invest up to 2% of its assets in community-development loan funds, such as those that provide financing for small businesses and for low- and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary, such as in certificates of deposit issued by community banks and credit unions, or in debt obligations issued by micro-finance institutions. Each of the Funds may invest in obligations issued by the intermediary at below-market interest rates if the projects financed have a strong, positive

Prospectus • 2015	PARNASSUS FUNDS

social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community-development loan funds do not have the same kind of resources that large commercial enterprises do. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

The Parnassus Fixed Income Fund will consider the ratings of nationally recognized statistical rating organizations (“NRSRO”) when making investment decisions. The ratings of an NRSRO, however, represent only that NRSRO’s opinion as to the quality of the fixed income securities it rates, and such ratings are not absolute standards or guarantees of the quality of those securities.

The statement of additional information for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website, www.parnassus.com.

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Management of the Funds

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the oversight of the Funds’ Boards of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984 and of the Parnassus Income Funds trust since 1992.

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a Portfolio Manager of the Fund since its inception in 1984. He has been the Portfolio Manager of the Parnassus Endeavor Fund since its inception in 2005. He is the lead Portfolio Manager of the Parnassus Asia Fund and has been a Portfolio Manager of the Fund since its inception on April 30, 2013. Mr. Dodson is the President of Parnassus Investments and is also President and a Trustee of the Funds. He has been with Parnassus Investments since founding the firm in 1984.

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a Portfolio Manager of the Fund since 2001. He is also a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President of the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012. He is also a Vice President at Parnassus Investments, where he has worked since 2005.

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has been as a Portfolio Manager of the Fund since 2008. He is also the Director of Research at Parnassus Investments, where he has worked since 2006.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008. She is also a Senior Research Analyst at Parnassus Investments, where she has worked since 2005.

Ian Sexsmith, CFA, is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011. Mr. Sexsmith was previously an Associate with TD Asset Management from 2010 to 2011.

Billy J. Hwan, CPA, CFA, is a Portfolio Manager of the Parnassus Asia Fund and has served in this capacity since July 1, 2014. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2012. Mr. Hwan was a Research Associate at Dodge & Cox from 2005 to 2009, prior to graduating in 2012 with a master of business administration from the University of California, Berkeley.

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since 2013. Ms. Palm was previously a Vice President of Fixed Income Sales and Trading Derivatives with Wells Fargo Securities from 2008 to 2013.

The statement of additional information for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

■	Parnassus Fund: 0.70% of the first $100 million in assets; 0.65% of the next $100 million and 0.60% of the amount above $200 million.

■

Parnassus Core Equity Fund: 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9.5 billion and 0.55% of the amount above $10 billion.

■	Parnassus Endeavor Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.65% of the amount above $500 million.

■	Parnassus Mid Cap Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

■	Parnassus Asia Fund: 1.10% of the first $100 million in assets; 1.05% of the next $400 million and 1.00% of the amount above $500 million.

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■	Parnassus Fixed Income Fund: 0.50% of the first $200 million in assets; 0.45% of the next $200 million and 0.40% of the amount above $400 million.

After taking into account the expense reimbursements (more fully described below), the following details what was actually charged in 2014:

■	For the Parnassus Fund, the net investment advisory fee was 0.63% and the gross investment advisory fee was 0.63%.

■	For the Parnassus Core Equity Fund, the net investment advisory fee was 0.60% and the gross investment advisory fee was 0.60%.

■	For the Parnassus Endeavor Fund, the net investment advisory fee was 0.70% and the gross investment advisory fee was 0.77%.

■	For the Parnassus Mid Cap Fund, the net investment advisory fee was 0.74% and the gross investment advisory fee was 0.74%.

■	For the Parnassus Asia Fund, the net investment advisory fee was -1.18% and the gross investment advisory fee was 1.10%.

■	For the Parnassus Fixed Income Fund, the net investment advisory fee was 0.40% and the gross investment advisory fee was 0.50%.

The differences between the gross and net investment advisory fees for the Parnassus Asia Fund and the Parnassus Fixed Income Fund are the result of contractual investment advisory fee waivers by Parnassus Investments.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.95% of the net assets of the Parnassus Endeavor Fund—Investor Shares, 0.99% of the Parnassus Mid Cap Fund—Investor Shares, 1.25% of the net assets of the Parnassus Asia Fund—Investor Shares, and 0.68% of the net assets for the Parnassus Fixed Income Fund—Investor Shares. These agreements will not be terminated prior to May 1, 2016 (and May 1, 2017 with regard to the Parnassus Mid Cap Fund), and may be continued indefinitely by the Adviser on a year-to-year basis.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.77% of the net assets of the Parnassus Fund—Institutional Shares, 0.83% of the net assets of the Parnassus Endeavor Fund—Institutional Shares, 0.85% of the Parnassus Mid Cap Fund—Institutional Shares, 1.22% of the net assets of the Parnassus Asia Fund—Institutional Shares, and 0.58% of the net assets for the Parnassus Fixed Income Fund—Institutional Shares. These agreements will not be terminated prior to May 1, 2016 (and May 1, 2017 with regard to the Parnassus Mid Cap Fund), and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

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Investing with Parnassus Funds

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Choosing a Share Class

Each of the Funds offers two classes of shares: Investor Shares and Institutional Shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Shares may be subject to fees resulting from account servicing charged to the Fund. Institutional Shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Institutional Shares are also available through certain financial intermediaries and service providers who do not charge the Fund a service fee other than payments for shareholder servicing performed in place of the Fund’s transfer agent. The $100,000 minimum for Institutional Shares may be met if the investor intends to invest at least $100,000 in the Institutional Shares within a period of 12 months.

The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account, for which an intermediary or other entity provides services and is not compensated by the Funds for those services.

The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Institutional Shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.

Accounts that fall below the $100,000 minimum investment value, and that are not subject to an exception to the minimum, will be exchanged to the Investor share class via a tax-free share class exchange. The Funds will give shareholders whose shares are subject to this exchange 60 days’ prior written notice in which to purchase sufficient shares to avoid this exchange.

Types of Accounts

The Funds offer the following types of accounts. The initial account minimums in this section refer to the Investor Shares. The initial account minimums for the Institutional Shares are described above.

Individual or Joint Ownership Account

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000 per fund.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500 per fund.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Funds, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500 per fund. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000 per fund.

Corporate Account

A partnership or corporation can open an account. The Funds require the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000 per fund.

Subsequent investments for all accounts must be at least $50 per fund.

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Direct Purchase of Shares

You can open an account or purchase additional shares in the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $20 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Telephone

If your account is eligible, you can call the Funds at (800) 999-3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Funds, but may be used for subsequent purchases. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Parnassus Automatic Investment Program

After making an initial investment to open an account, a shareholder may purchase additional shares of the Funds ($50 minimum per fund) via the Parnassus Automatic Investment Program (“PAIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (the 3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. If you already have an account, you may fill out the Parnassus Automatic Investment Plan form, or sign up online at www.parnassus.com.

Parnassus Investments reserves the right to reject any purchase order. If an investment order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the net asset value (NAV) calculated on the same business day. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the applicable Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. See the caption “Net Asset Value” for a discussion on the calculation of NAV. A fee of $20 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Funds.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee at either the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. Servicing Agents may:

■

Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

PARNASSUS FUNDS	Prospectus • 2015

■	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

■	Charge fees to their customers for the services provided. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

■

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), it will receive same day pricing.

■

Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Depending on your Servicing Agent’s arrangement with the Parnassus Funds, you may qualify to purchase Institutional Shares.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your bank account of record in one business day.

Redemption amounts of over $50,000 may be requested only by mail. If a redemption order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the NAV calculated on the same business day. If a redemption order is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The redemption order must include your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Funds must have a change-of-address on file for 30 days before the Funds will send redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require an original certified copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Prospectus • 2015	PARNASSUS FUNDS

Fax

The maximum amount that can be redeemed through request by fax is $50,000 per account per week. You can fax your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.

Telephone

For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account per week, by calling (800) 999–3505. The telephone transaction privilege also allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect to use telephone transaction privileges must indicate this on the account application form. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days’ prior written notice to shareholders.

Systematic Withdrawal Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days, but the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange (“NYSE”) is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check or ACH (Automated Clearing House) for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check or ACH (Automated Clearing House) will be honored. The Funds normally send out redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery for a $20 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a Medallion Signature Guarantee unless wiring instructions were previously filed with the Funds.

Medallion Signature Guarantee

Certain types of transactions require a Medallion Signature Guarantee:

■	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

PARNASSUS FUNDS	Prospectus • 2015

■	Redemption proceeds sent to a bank account that is not the bank account of record

■	A redemption check made payable or sent to someone other than the named account owner

■	Changing the shareholder of record on an account (A Signature Validation Program Stamp is also acceptable for this change)

A Medallion Signature Guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a Medallion Signature Guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a Medallion Signature Guarantee.

Redemption of Small Accounts

The Funds may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Funds may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.

Holds on Redemptions

If you purchased shares by check, the Funds may delay a redemption request for shares that were purchased in the past 15 days, in order to allow the Funds time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the telephone. The Funds take steps to confirm your identity to prevent fraud, including confirming some of your personal information that they have on file. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receiving them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Boards of Trustees have adopted a policy of discouraging frequent purchases and redemptions of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Boards of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Boards of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Funds may apply these market timing policies and procedures to the account. The Funds generally are dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Funds’ market timing policies and procedures. In this regard, the Funds have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediaries must, upon request, provide the Funds with certain shareholder and identity trading information to assist the Funds in enforcing their market timing policies and procedures.

The Funds reserve the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares of one Fund can be used to purchase shares of the other Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange

Prospectus • 2015	PARNASSUS FUNDS

privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Converting Shares

Each Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares of a Fund may be converted into Institutional Shares of such Fund if your account balance is at least $100,000. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.

If an investor’s account balance in Institutional Shares falls below $100,000, Parnassus may convert the shares into Investor Shares. Parnassus will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.

Net Asset Value

The NAV for the Funds will be calculated on each day the NYSE is open for trading and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the NAV. The NYSE is closed on national holidays, Good Friday, and weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the statement of additional information for more details.

Additional Information Specific to Foreign Securities

The following applies to the Parnassus Asia Fund, and may also apply to a lesser extent to the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Fixed Income Fund, as each of these funds may invest up to 20% of its assets in foreign securities. The Parnassus Asia Fund may invest up to 100% of its assets in foreign securities.

The values of foreign securities held by the Funds are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s pricing policies. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and the Adviser.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the NAV of the Parnassus Asia Fund may be significantly affected on days when the shareholders are not able to purchase or redeem shares of the Parnassus Asia Fund, and the NAVs of the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Fixed Income Fund may be affected as well. For valuation purposes, quotations of foreign portfolio securities and other assets and liabilities stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

PARNASSUS FUNDS	Prospectus • 2015

Distributions and Taxes

All dividends from net investment income, together with distributions of short-term capital gains (collectively, “income dividends”), will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income), even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts do not have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year. The income dividend is usually paid in December of each year, except that the Parnassus Core Equity Fund normally declares and pays income dividends on a quarterly basis and the Parnassus Fixed Income Fund normally declares and pays income dividends on a monthly basis; and the capital-gain distribution is usually made in November of each year. Income dividends and capital-gain distributions are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. If you decide to receive your dividends and/or capital-gain distributions in cash, you may receive your payments by check or via the Automated Clearing House network (electronically credited to your bank account).

All dividends and distributions, whether reinvested or paid out in cash, may be subject to federal income tax. An exchange of one Fund’s shares for shares of another Fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it may be a return of capital. Tax issues can be complicated. Please consult your tax adviser with any tax questions you may have. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a current rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction; it applies to corporations only.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders. The statement of additional information contains a more detailed summary of federal tax rules that apply to the Funds and their shareholders. This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive. Shareholders should consult their own tax advisors to determine the federal, state, local, and non-U.S. tax consequences of owning Fund shares.

Prospectus • 2015	PARNASSUS FUNDS

Cost Basis Reporting

Mutual fund companies such as the Parnassus Funds are subject to information reporting requirements to mutual fund shareholders and the IRS with respect to taxable redemptions of mutual fund shares reported on Form 1099-B. In addition to reporting the gross proceeds from redemptions on Form 1099-B, the Parnassus Funds are required to report the cost basis and holding period information (indication of short-term or long-term) of Fund shares redeemed on Form 1099-B. The reporting requirements apply to Fund shares acquired on or after January 1, 2012, and redeemed on and after that date. Cost basis reporting does not apply to tax-deferred or tax-exempt accounts such as IRAs or other retirement accounts.

The requirement to report only the gross proceeds from the redemption of mutual fund shares on Form 1099-B applies to all Fund shares acquired through December 31, 2011, and redeemed on and after that date. Form 1099-B is required to be provided to the IRS and the mutual fund shareholder.

Cost basis is used to determine your gain or loss for tax purposes should an investment be sold. The cost basis is the purchase price of a mutual fund (or other asset) plus reinvested dividends and reinvested capital gains distributions. If an investment is sold and the market value exceeds the cost basis, then there is a realized capital gain. Conversely, if the cost basis exceeds the market value, then there is a realized capital loss. The Parnassus Funds will default to “Average Basis” if a cost basis disposition method is not chosen. Fund shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PARNASSUS FUNDS	Prospectus • 2015

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years or since inception with regard to the Parnassus Asia Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report of the Funds, which is available upon request.

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund
2014	$45.86	$0.22	$6.47	$6.69	$(1.62)	$(2.84)	$-	$(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	-	(0.15)
Parnassus Core Equity Fund – Investor Shares
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	-	(0.29)
Parnassus Core Equity Fund – Institutional Shares
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	-	(0.35)
Parnassus Endeavor Fund
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)		(1.14)
Parnassus Mid Cap Fund
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	-	(1.03)
Parnassus Asia Fund
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(d)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Fixed Income Fund
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (c)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	-	(0.94)

Prospectus • 2015	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate		Net Assets End of Year (000s)

Parnassus Fund
$48.09	14.68%	0.84%		0.84%		0.47%		60.44%		$679,130
45.86	34.22	0.86		0.86		0.54		64.87		572,301
40.62	26.04	0.90		0.90		0.70		52.72		470,136
35.23	(5.01)	0.94		0.94		0.33		74.43		354,572
40.49	16.71	0.97		0.97		0.42		51.77		444,457
Parnassus Core Equity Fund – Investor Shares
40.69	14.48	0.87		0.87		1.11		14.32		8,558,905
36.68	34.01	0.87		0.87		1.28		16.93		6,282,235
29.20	15.43	0.90		0.90		1.38		24.34		4,023,309
26.35	3.13	0.94		0.94		1.19		63.04		3,398,905
26.31	8.89	0.99		0.99		1.23		54.30		3,150,408
Parnassus Core Equity Fund – Institutional Shares
40.75	14.71	0.67		0.67		1.17		14.32		3,024,069
36.73	34.13	0.69		0.69		1.44		16.93		1,809,054
29.26	15.64	0.68		0.68		1.59		24.34		1,006,980
26.41	3.40	0.70		0.70		1.43		63.04		630,035
26.36	9.07	0.75		0.75		1.54		54.30		407,423
Parnassus Endeavor Fund
26.95	18.51	1.02		0.95		0.62		39.51		770,332
26.99	31.15	1.07		1.07		0.53		41.20		475,940
22.17	22.03	1.14		1.14		0.54		69.25		281,029
19.64	(1.62)	1.16		1.16		0.22		47.22		216,269
20.81	12.96	1.25		1.20		0.09		53.85		143,491
Parnassus Mid Cap Fund
27.40	11.24	1.09		1.09		0.84		21.62		305,297
25.10	28.27	1.14		1.14		0.55		20.70		241,162
20.27	18.58	1.23		1.20		0.79		22.82		128,964
17.69	3.33	1.24		1.20		0.35		38.67		61,299
18.25	18.70	1.46		1.20		1.73		53.22		36,811
Parnassus Asia Fund
16.72	7.84	3.53		1.25		1.11		24.41		7,457
15.67	4.47 (e)	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)	3,376
Parnassus Fixed Income Fund
16.66	4.49	0.78		0.68		1.84		52.57		192,614
16.43	(2.71)	0.78		0.68		1.70		35.15		175,790
17.56	2.08	0.79		0.75		1.78		5.45		225,723
17.53	7.24	0.81		0.75		1.92		29.25		211,723
16.90	6.61	0.83		0.75		2.60		56.06		180,186

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Core Equity Fund–Investor Shares, 0.78% for the Parnassus Core Equity Fund–Institutional Shares, 0.95% for the Parnassus Endeavor Fund, 1.20% for the Parnassus Mid Cap Fund (this limit is currently 0.99%), 1.25% for the Parnassus Asia Fund and 0.68% for the Parnassus Fixed Income Fund.

(c) Amount less than $0.01.

(d) The Parnassus Asia Fund commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(e) Not annualized for periods less than one year.

(f) Annualized.

PARNASSUS FUNDS	Prospectus • 2015

General Information

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Funds’ assets.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

Householding Consent

To minimize expenses, we may mail only one copy of the Funds’ prospectus and each annual, semiannual and quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Funds, please call us at (800) 999–3505 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

Prospectus • 2015	PARNASSUS FUNDS

Privacy Policy and Practices

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential shareholders. We have always treated personal information as confidential and want you to be aware of our privacy policies.

What Information We Collect

We may collect and maintain the following nonpublic personal information about you:

■	information we receive from you on applications or other forms, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

■	information about your transactions with us, our affiliates or others, such as your account number, balance, positions, activity, history, cost basis information and other financial information.

What Information We Disclose

We do not disclose any nonpublic personal information about our shareholders or former shareholders to any third parties, except as permitted or required by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. Parnassus will share information with affiliates if the information is required to provide a product or service you have requested. In addition, we may share such information with non-affiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that you request or authorize, in connection with maintaining or servicing your account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. We may also disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator.

How We Protect Your Information

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your nonpublic personal information.

We will continue to adhere to the privacy policies and practices in this notice even if your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your nonpublic personal information.

How to Contact Us

Please call us at (800) 999-3505 if you have any questions regarding our privacy policy.

Investment Adviser	Independent Registered Public Accounting Firm
Parnassus Investments	Deloitte & Touche LLP
1 Market Street, Suite 1600	555 Mission Street
San Francisco, CA 94105	San Francisco, CA 94105

Legal Counsel	Distributor
Foley & Lardner LLP	Parnassus Funds Distributor
777 E. Wisconsin Ave.	1 Market Street, Suite 1600
Milwaukee, WI 53202	San Francisco, CA 94105

PARNASSUS FUNDS 1 Market Street, Suite 1600 San Francisco, CA 94105 (800) 999-3505 www.parnassus.com

Go Paperless with E-Delivery

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

You can obtain additional information about each of the Funds. A statement of additional information (SAI) dated May 1, 2015, has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999–3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com). This information may also be reviewed at the Public Reference Room of the SEC in Washington, D.C. or by visiting the SEC’s Internet website at http://www.sec.gov. In addition, this information may be obtained for a fee by emailing the Public Reference Room of the SEC at publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, DC 20549-1520. You may also call the SEC at (202) 551-8090 for information on the operation of the Public Reference Room.

The Investment Company Act File Number for Parnassus Income Funds is 811-6673. The Investment Company Act File Number for Parnassus Funds is 811-4044.

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